Exhibit 99.1

CLAYTON WILLIAMS ENERGY, INC. IPAA OGIS New York Conference April 20, 2009

Regulatory Statements This presentation includes forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These statements are based on certain assumptions and analyses made by the Company in light of its experience, on general economic and business conditions and expected future developments, many of which are beyond the control of the Company. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Important factors that could cause actual results to differ materially from those made in or implied by the forward-looking statements herein include, among others, risks experienced in exploration activities, the Company’s ability to develop and replace reserves, the volatility of oil and natural gas prices, control by the Company’s principal stockholder, uncertainty of the Company’s liquidity, results of hedging transactions, uncertainties about estimates of reserves, the Company’s ability to successfully integrate acquired operations into the Company’s existing operations, drilling activity being less successful than expected, production variances from expectations, the availability of transportation facilities and other equipment, competition for properties, equipment, data and labor, changes in government regulation and risks associated with oil and gas drilling and production.  Forward-looking statements are not guarantees of future performance and the Company’s actual results, financial condition, liquidity and the development of its industry may differ materially from those indicated in or implied by such forward-looking statements. The Company’s forward-looking statements speak only as of the date of such statements and the Company undertakes no obligations to update such statements.

Attendees Clayton W. Williams, Jr., President and CEO Mel G. Riggs, SVP of Finance, Secretary, Treasurer, and CFO since 1991 and Director since 1994 Patti Hollums, Director of Investor Relations

Company Overview

 Headquartered in Midland, Texas Oil & gas exploration and production Operates primarily in Texas, Louisiana and New Mexico Company has extensive experience utilizing 3-D seismic and horizontal drilling Clayton W. Williams, Jr., CEO, has over 50 years experience in the energy industry Publicly traded since May of 1993 Listed on NASDAQ Exchange - CWEI Company Overview

Key Producing Areas Midland, TX (Headquarters) Permian Basin Austin Chalk (Trend) South Louisiana North Louisiana Cotton Valley Reef Complex

Company Strategy Large Inventory of Development Locations Focused on Oil Permian Basin Austin Chalk High Impact Exploration Prospects South Louisiana Deep Bossier Sands in East Texas Utah Overthrust Operational Control Operate approximately 70% of our production High working interest position in future drilling locations Own & operate 12 drilling rigs Considering acquisition of other key services

Our Plan for 2009 Preserve liquidity Manage debt levels Improve profit margins Identify inventory for future drilling Protect proven leasehold position Drill only wells that are economic at lower prices

Permian Basin Drilling Inventory 159 proven locations Several hundred probable & possible locations Long life reserves Primarily oil  Vertical and horizontal wells Devonian, Wolfcamp, Spraberry and San Andres Formations 4,000 – 11,500 foot wells Current Production Reserves %: 59% of YE Reserves Net Daily Production: 4Q 08:  6,755 BOE  1Q 09 Est:  7,101 BOE

Permian Basin Areas of Interest War-Wink 10 proven locations 12 probable locations 59 possible locations Bone Springs Formation 275,000 BOE gross reserves Avg. cost $3.4M/well Avg. 100% working interest Andrews County University Lands 67 proven locations 196 probable locations 4 possible locations Wolfcamp/Spraberry Formation 136,000 BOE gross reserves Avg. cost $1.7M/well Avg. 86% working interest Andrews County Furhmann-Masco 50 proven locations 50 probable locations San Andres Formation 50,000 BOE gross reserves Avg. cost $500,000/well Avg. 93% working interest Sterling County 1,408 possible locations  Wolfcamp/Spraberry Formation Vertical wells 104,000 BOE gross reserves Avg. cost $1.5M/well Avg. 100% working interest Amacker-Tippett 32 proven locations 64 possible locations Wolfcamp/Spraberry & Devonian Formation Vertical wells 130,000 BOE gross reserves Avg. cost $1.7M/well Avg. 72% working interest

Austin Chalk Proven development success 254 wells producing in Robertson & Burleson County Rapid payout Primarily oil 20 proved & 60 possible development locations identified 160,000 BOE gross reserves Avg. cost $1.7M/well 100% working interest 50 Refracs 29,000 BOE gross reserves Avg. cost $225,000/well 100% working interest  Drilling Inventory Scamardo-Bradford #1, Robertson County, Texas

East Texas Deep Bossier (Pressured) Trend Encana/Leor Amoruso Field Burlington/Conoco-Phillips Savell Field Net Acreage 150,000 Drilling Update 2 wells drilled Big Bill Simpson No. 1 (Non-commercial) Margarita No. 1 (Non-commercial) Completing Sunny Unit #1 (100% Working Interest) 17,300-foot exploratory well Completed 3-D Seismic Shoot in Leon & Burleson County Big Bill Simpson No. 1 Sunny Unit #1

North Louisiana





Terryville
Ruston
Claiborne Parish
Caddo Parish
Bossier Parish
Webster Parish
Bienville Parish
Jackson Parish
De Soto Parish
Franklin Parish
Tensas Parish
Winn Parish
Sabine Parish
Grant Parish
La Salle Parish
Catahoula Parish

Drilling Inventory

- Proven Area

Terryville Field

- 2.0 Bcfe reserves/well
- Avg. 86% working interest
- Avg. cost $2.8M/well

Ruston Field

- 2.0 Bcfe reserves/well
- Avg. 74% working interest
- Avg. cost $2.6M/well

- 26 Development Locations Identified
- Primarily gas
- Cotton Valley/Gray Sands Formation
- Avg. 10,000 feet deep

13

South Louisiana Swift – SL 18669 #1 Tested 11 Mmcf, 739 BO/day at 11,279 psi on 14/64 choke Production hooked up by mid-2009 50% working interest with Swift Energy, Inc. New Discovery Current Production Fleur/West Lake Washington Proven area Completed 2 development oil wells in 2008 5 development locations 3 probable locations Primarily oil High reserve potential Drilling Inventory Reserves %:  8% of YE Reserves Net Daily Production: 4Q 08: 1,421 BOE 1Q 09 Est: 2,385 BOE Fleur/West Lake Washington SL 18669 #1

South Louisiana Exploratory Locations Liger East & Deep Miami Corp #1, St. Mary Parish, LA Currently drilling 50% working interest with BP Americas, Inc. 18,500 foot exploratory test Deeper test under existing field Targeting lower Miocene sands in Bayou Sale field Jade North and West Camerina & Miogyp Formations Jade Liger East & Deep Fleur/West Lake Washington SL 18669 #1

Utah Overthrust Play Net Acreage 22,755 Joint Exploration Program: CWEI 1/3 interest in play Primarily oil Navajo Sandstone formation Maple Canyon Prospect scheduled to drill in 4th Qtr 2009 2 dry holes have been drilled to date Wolverine “Covenant” Oil Field Overthrust Fairway CWEI Acreage Wolverine/Oxy “Providence” potential discovery Maple Canyon Prospect

Reserves & Financial Overview

Summary of proved reserves at December 31, 2008 PV 10% (In millions) By location By Production Mix Proved Reserves (MMBOE) Cotton Valley 4% Louisiana 17% Other 2% Permian Basin 59% Austin Chalk 18% Gas 45% Oil 55% 45.2 38.1 48.5 2006 2007 2008 $712.4 $1,331.1 $511.7 2006 2007 2008

Summary of Historical Financials ($ millions) 2006 2007 2008 Operations: Total revenue $266.0 $393.9 $565.5 Growth % -6.2% 48.1% 43.6% Cash Flow from Operations $146.0 $234.9 $382.0 Margin % -10.7% 60.9% 62.6% Capital Expenditures (a) $250.2 $230.7 $372.7 Balance sheet: Cash $13.8 $12.3 $41.2 Long-term debt (b) $431.3 $452.7 $366.0 Stockholders’ equity $145.0 $160.8 $314.7 Book capitalization $576.3 $613.5 $680.7 (a) Oil and Gas Producing Activities (b) Includes Current Maturities Year ended December 31,

Cash Flow from Operations ($ in millions) $146.0 $234.9 $382.0 $0 $100 $200 $300 $400 2006 2007 2008

Total Debt ($ in millions) Bank Debt $ 94.1 Drilling Rig Debt 39.4 Subordinated Note-Larclay JV 7.5 Senior Notes 225.0 Total $366.0 Total Debt as of 12/31/08 ($ in millions) Debt Structure Includes Current Maturities $431.3 $452.7 $366.0 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2006 2007 2008

Capitalization and Liquidity Capitalization ($ millions) December 31, 2008 7 3/4% Senior Notes due 2013 $225.0 Secured bank credit facility, due May 2012 94.1 Secured term loan of Larclay JV, due June 2011 39.4 Subordinated notes of Larclay JV 7.5 Total debt $366.0 Stockholders’ equity 314.7 Book capitalization $680.7 Liquidity ($millions) Capacity Drawn Revolving credit facility $250.0 $94.1 Letters of credit 0.8 $94.9 Liquidity $155.1 December 31, 2008

Capital Expenditures ($ in millions) $56.0 $372.7 $230.7 $250.2 $0 $100 $200 $300 $400 2006 2007 2008 2009E

2009 Exploration and Development Costs Planned for 2009 = $56 Million ($ in millions) $0.5 $1.9 $2.1 $7.4 $11.8 $14.6 $17.7 $0.0 $5.0 $10.0 $15.0 $20.0 Other N. Louisiana Austin Chalk Utah/California E. Texas Bossier Permian Basin S. Louisiana

Production (MBOE) 4,903 5,982 6,226 5,758 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2006 2007 2008 2009E

CWEI Takeaways Near term focus is on liquidity  Long term focus is on oil  Solid Permian Basin position  Understand the importance of operational control  Clayton Williams and the rest of the management team are aligned with long-term shareholders

Appendix

Summary of Hedges as of April 20, 2009 Swaps: MMBtu (a) Price Bbls Price Production Period: 1st Quarter 2009 1,180,000 5.47 $ 160,000 46.39 $ 2nd Quarter 2009 1,570,000 5.47 $ 470,000 49.68 $ 3rd Quarter 2009 1,450,000 5.47 $ 440,000 48.13 $ 4th Quarter 2009 1,850,000 5.47 $ 400,000 46.15 $ 2010 7,540,000 6.80 $ 327,000 53.30 $ 2011 6,420,000 7.07 $ - - 20,010,000 1,797,000 (a) One MMBtu equals one Mcf at a Btu factor of 1,000. Gas Oil

2009 Guidance Year Ending December 31, 2009 Estimated Estimated Estimated Estimated First Quarter Second Quarter Third Quarter Fourth Quarter (Dollars in thousands, except per unit data) Average Daily Production: Gas (Mcf) 52,000 to 56,000 47,500 to 51,500 44,000 to 48,000 42,000 to 46,000 Oil (Bbls) 8,400 to 8,600 7,375 to 7,575 6,775 to 6,975 6,375 to 6,575 Natural gas liquids (Bbls) 400 to 450 400 to 450 350 to 400 325 to 375 Total gas equivalents (Mcfe) 104,800 to 110,300 94,150 to 99,650 86,750 to 92,250 82,200 to 87,700 Differentials: Gas (Mcf) $(0.35) to $(0.65) $(0.35) to $(0.65) $(0.35) to $(0.65) $(0.35) to $(0.65) Oil (Bbls) $(2.80) to $(3.40) $(2.80) to $(3.40) $(2.80) to $(3.40) $(2.80) to $(3.40) Natural gas liquids (Bbls) $(21.00) to $(27.00) $(21.00) to $(27.00) $(21.00) to $(27.00) $(21.00) to $(27.00) Costs Variable by Production ($/Mcfe): Production expenses (including production taxes) $1.80 to $2.00 $1.90 to $2.10 $2.05 to $2.25 $2.15 to $2.35 DD&A – Oil and gas properties $2.75 to $3.15 $2.75 to $3.15 $2.75 to $3.15 $2.75 to $3.15 Other Revenues (Expenses): Natural gas services: Revenues $2,600 to $2,800 $2,600 to $2,800 $2,600 to $2,800 $2,600 to $2,800 Operating costs $(2,300) to $(2,500) $(2,300) to $(2,500) $(2,300) to $(2,500) $(2,300) to $(2,500) Exploration costs: Abandonments and impairments $(1,000) to $(3,000) $(1,000) to $(3,000) $(1,000) to $(3,000) $(1,000) to $(3,000) Seismic and other $(250) to $(750) $(250) to $(750) $(250) to $(750) $(250) to $(750) DD&A – Other (a) $(250) to $(350) $(250) to $(350) $(250) to $(350) $(250) to $(350) General and administrative (a ) $(3,850) to $(4,050) $(3,850) to $(4,050) $(3,350) to $(3,550) $(3,950) to $(4,150) Interest expense (a) $(4,575) to $(4,775) $(4,650) to $(4,850) $(4,700) to $(4,900) $(4,600) to $(4,800) Other income (expense) $250 to $350 $250 to $350 $250 to $350 $250 to $350 Effective Federal and State Income Tax Rate: Current 0% 0% 0% 0% Deferred 35% 35% 35% 35% Weighted Average Shares Outstanding (In thousands): Basic and Diluted 12,100 12,100 12,100 12,100 (a) Excludes amounts derived from Larclay JV.

Coverage Ratios 2007 2008 EBITDAX  (a) $242,078 $395,854 Total Debt $452,675 $365,975 Interest Expense $32,118 $24,994 Ratio of Total Debt to EBITDAX 1.9x .9x Ratio of EBITDAX to Interest Expense 7.5x 15.8x (a) See Computation of EBITDAX in Appendix (Dollars in thousands) Year Ended December 31,

Computation of EBITDAX (a) EBITDAX represents income (loss) from continuing operations before minority interest, interest expense, income taxes, exploration costs, gains/losses on sales of property and equipment, and all non-cash items in our statement of operations, including depreciation, depletion and amortization, impairment of property and equipment, accretion of abandonment costs, non-cash employee compensation and unrealized gains/losses on derivatives. EBITDAX provides useful information to investors as a measure commonly used by debt holders, industry analysts, lenders, ratings agencies and financial statement users to determine the ability of an entity to meet its interest obligations. EBITDAX calculations may vary among entities, so our computation of EBITDAX may not be comparable to EBITDAX or similar measures of other entities. EBITDAX is not a measure calculated in accordance with generally accepted accounting principles (GAAP). EBITDAX is reconciled to income (loss) from continuing operations as shown in the table above. Our EBITDAX measure should not be considered an alternative to net income, income before taxes, cash flows from operating activities, or any other measure of financial performance presented in accordance with GAAP. 2007 2008 Net income 5,990 $ 140,534 $ Minority interest, net of tax 3,812 708 Interest expense 32,118 24,994 Income tax expense 5,497 77,327 Exploration costs: Abandonments and impairments 68,870 80,112 Seismic and other 4,765 22,685 Depreciation, depletion and amortization 84,476 120,542 Impairment of property and equipment 12,137 12,882 Accretion of abandonment obligations 2,508 2,355 Non-cash employee compensation 1,865 5,834 Gain on sales of property and equipment, net (4,209) (42,381) (Gain) Loss on derivatives 24,249 (49,738) EBITDAX (a) 242,078 $ 395,854 $ Year Ended December 31, (Dollars in thousands)

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